Exhibit 1.01

EXECUTION VERSION

Dated 6 June 2018

$963,743,455
$633,549,299.38 outstanding

AMENDMENT NO. 4 TO TERM LOAN FACILITY

GENER8 MARITIME SUBSIDIARY VIII INC.
as Original Borrower

and

EURONAV NV
as Additional Borrower

and

THE COMPANIES listed in Schedule 3
as joint and several Owner Guarantors and
joint and several Hedge Guarantors

and

EURONAV NV
as Ultimate Parent Guarantor

and

GENER8 MARITIME, INC.
as Parent Guarantor

and

GENER8 MARITIME SUBSIDIARY V INC.
as Shareholder

and

THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1
as Lenders

and

CITIBANK, N.A., LONDON BRANCH
as ECA Co-ordinator and ECA Agent

and

NORDEA BANK AB (PUBL), NEW YORK BRANCH
as Commercial Tranche Co-ordinator, Facility Agent and Security Agent

and

THE EXPORT-IMPORT BANK OF KOREA
as KEXIM

AMENDING AND RESTATING AGREEMENT

relating to
the term loan facility of up to $963,743,455

Index

		Page
Clause

1	Definitions and Interpretation	2
2	Agreement of the Finance Parties	4
3	Conditions Precedent	4
4	Representations	5
5	Accession of Acceding Parties	5
6	Amendment and Restatement of Facility Agreement and other Finance Documents	6
7	Further Assurance	8
8	Fees	9
9	Costs and Expenses	9
10	Notices	9
11	Counterparts	10
12	Governing Law	10
13	Enforcement	10

Schedules

Schedule 1 The Lenders		11
Schedule 2 Conditions Precedent		21
Schedule 3 The Parties		23
Schedule 4 Form of Effective Date Notice		24

Execution

Execution Pages		25

Appendices

Appendix Part A Form of Amended and Restated Facility Agreement marked to indicate amendments to the Facility Agreement
Appendix Part B Form of clean copy Amended and Restated Facility Agreement

THIS AGREEMENT is made on            June 2018

PARTIES

(1)                                 GENER8 MARITIME SUBSIDIARY VIII INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as original borrower (the “Original Borrower”)

(2)                                 EURONAV NV, a company incorporated in Belgium whose registered address is at de Gerlachekaai 20, B-2000 Antwerp, Belgium as additional borrower (the “Additional Borrower”)

(3)                                 The limited liability companies listed in Schedule 3 (The Parties) therein as joint and several owner guarantors (the “Owner Guarantors”) and as joint and several hedge guarantors (the “Hedge Guarantors”)

(4)                                 EURONAV NV, a company incorporated in Belgium whose registered address is at de Gerlachekaai 20, B-2000 Antwerp, Belgium as ultimate parent guarantor (the “Ultimate Parent Guarantor”)

(5)                                 GENER8 MARITIME, INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as the parent guarantor (the “Parent Guarantor”)

(6)                                 GENER8 MARITIME SUBSIDIARY V INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as the parent guarantor (the “Shareholder”)

(7)                                 THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 (The Lenders) as lenders (the “Lenders” and each, a “Lender”)

(8)                                 CITIBANK, N.A., LONDON BRANCH as ECA agent (the “ECA Agent”) and as ECA co-ordinator (the “ECA Co-ordinator”)

(9)                                 NORDEA BANK AB (PUBL), NEW YORK BRANCH as commercial tranche co-ordinator (the “Commercial Tranche Co-ordinator”)

(10)                          NORDEA BANK AB (PUBL), NEW YORK BRANCH as agent of the other Finance Parties (the “Facility Agent”)

(11)                          NORDEA BANK AB (PUBL), NEW YORK BRANCH as security agent for the Secured Parties (the “Security Agent”)

(12)                          THE EXPORT-IMPORT BANK OF KOREA as KEXIM (“KEXIM”)

BACKGROUND

(A)                               By the Facility Agreement, the Lenders agreed to make available to the Borrower a facility of (originally) up to $963,743,455.

(B)                               Pursuant to a consent letter dated 28 March 2018, the Finance Parties consented to the proposed stock-for-stock merger of the entire issued and outstanding share capital of the Parent Guarantor to Euronav NV.

(C)                               This Agreement sets out the terms and conditions on which the Finance Parties agree, with effect on and from the Effective Date to the proposed amendments to the Facility Agreement to (i) permit Euronav NV to accede as a borrower in relation to each Vessel Loan as and when Euronav NV becomes the owner of the Ship associated with that Vessel Loan, (ii) add Euronav NV as a guarantor until the sale of the last Ship to Euronav NV, (iii) allow, after the sale of the last Ship to Euronav NV, for the liquidation and winding up of each of the Parent Guarantor, the Shareholder, Gener8 Maritime Subsidiary VIII Inc. and each Owner Guarantor, (iv) to make such other amendments as may be required to bring the Facility Agreement in line with Euronav NV standard loan agreements and (v) all consequential amendments relating to the foregoing.

OPERATIVE PROVISIONS

1                                         DEFINITIONS AND INTERPRETATION

1.1                               Definitions

In this Agreement:

“Acceding Parties” means collectively, the Ultimate Parent Guarantor and the Additional Borrower (and each or any of them as the context may require, an “Acceding Party”).

“Addendum” means the Addendum to the Mortgages in the agreed form.

“Amended and Restated Facility Agreement” means the Facility Agreement as amended and restated by this Agreement in the form set out in the Appendix.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Blue Mountain Indebtedness” means unsecured Financial Indebtedness incurred by the Parent Guarantor, pursuant to that certain note and guarantee agreement, dated as of March 28, 2014, among the Parent Guarantor, as borrower and Blue Mountain Capital Management, LLC and certain of its affiliates, as purchasers (as amended by the Closing Date Blue Mountain Amendment and as further amended, restated, replaced or modified from time to time provided that after giving effect to any such amendment, restatement, replacement or modification (including in respect of any Permitted Blue Mountain Refinancing Indebtedness) the Blue Mountain Indebtedness Requirements shall be satisfied), in an initial aggregate principal amount not to exceed $131,600,000, as such amount may have been increased or decreased pursuant to the Facility Agreement.

“Effective Date” means the date specified on the Effective Date Notice, such date being the date on which the conditions precedent in Clause 3 (Conditions Precedent) are satisfied.

“Effective Date Notice” means a notice in the form set out in Schedule 4.

“Euronav Earnings Account Security” means a document creating Security over the Earnings Account of the Additional Borrower.

“Facility Agreement” means the facility agreement, dated as of 31 August 2015 (as amended by Amendment No. 1, dated as of October 20, 2016, Amendment No.2, dated as of March 24, 2017 and Amendment No.3, dated as of June 1, 2017, and as the same may be further amended or supplemented from time to time), and made between (i) Gener8 Maritime Subsidiary VIII Inc., as Borrower, (ii) the companies listed therein as joint and several Owner Guarantors and Hedge Guarantors, (iii) Gener8 Maritime Subsidiary V Inc., as Shareholder, (iv) Gener8 Maritime, Inc., as Parent Guarantor, (v) Citibank, N.A. and Nordea Bank AB (publ), New York Branch as Global Co-ordinators, (vi) Citibank, N.A. and Nordea Bank AB (publ), New York Branch as Bookrunners, (vii) ABN AMRO Capital USA LLC, DNB Markets, Inc., DVB Bank SE and Skandinaviska Enskilda Banken AB (publ) as Commercial Tranche Bookrunners (viii) Citibank, N.A., Nordea Bank AB (publ), New York Branch, ABN AMRO Capital USA LLC, Banco Bilbao Vizcaya Argentina, S.A., Hong Kong Branch, DNB Markets, Inc., DVB Bank SE, Skandinaviska Enskilda Banken AB (publ) and The Export-Import Bank of Korea as Mandated Lead Arrangers, (ix) CaixaBank, S.A. and Landesbank Hessen-Thueringen Girozentrale as Lead Arrangers, (x) the banks and financial institutions listed in Part B of Schedule 1 therein as Original Lenders, (xi) the banks and financial institutions listed in Part C of Schedule 1 therein as Hedge Counterparties, (xii) Citibank, N.A., London Branch as ECA Co-ordinator and ECA Agent, (xiii) Nordea Bank AB (publ), New York Branch as Commercial Tranche Co-ordinator, Facility Agent and Security Agent and (xiv) The Export-Import Bank of Korea as Kexim, upon the terms and subject to the conditions of which the Original Lenders made available to the Borrower a term loan facility of up to (originally) $963,743,455.

“Party” means a party to this Agreement.

1.2                               Defined expressions

Defined expressions in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3                               Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (construction) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4                               Agreed forms of new, and supplements to, Finance Documents

References in Clause 1.1 (Definitions) to any new or supplement to a Finance Document being in “agreed form” are to that Finance Document:

(a)                                 in a form attached to a certificate dated the same date as this Agreement (and signed by the Borrower and the Facility Agent); or

(b)                                 in any other form agreed in writing between the Borrower and the Facility Agent acting with the authorisation of the Majority Lenders or, where clause 42.2 (exceptions) of the Facility Agreement applies, all the Lenders.

1.5                               Designation as a Finance Document

The Borrower and the Facility Agent designate this Agreement as a Finance Document.

1.6                               Third party rights

Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Agreement.

2                                         AGREEMENT OF THE FINANCE PARTIES

2.1                               Agreement of the Lenders

The Lenders agree, subject to and upon the terms and conditions of this Agreement, to (i) permit Euronav NV to accede as a borrower in relation to each Vessel Loan as and when Euronav NV becomes the owner of the Ship associated with that Vessel Loan, (ii) add Euronav NV as a guarantor until the sale of the last Ship to Euronav NV, (iii) allow, after the sale of the last Ship to Euronav NV, for the liquidation and winding up of each of the Parent Guarantor, the Shareholder, Gener8 Maritime Subsidiary VIII Inc. and each Owner Guarantor, (iv) to make such other amendments as may be required to bring the Facility Agreement in line with Euronav NV standard loan agreements and (v) all consequential amendments relating to the foregoing.

2.2                               Agreement of the Finance Parties

The Finance Parties agree, subject to and upon the terms and conditions of this Agreement, to the consequential amendment of the Facility Agreement and the other Finance Documents in connection with the matters referred to in Clause 2.1 (Agreement of the Lenders).

2.3                               Effective Date

The agreement of the Lenders and the other Finance Parties contained in Clause 2.1 (Agreement of the Lenders) and Clause 2.2 (Agreement of the Finance Parties) shall have effect on and from the Effective Date.

3                                         CONDITIONS PRECEDENT

3.1                               Agreement of the Lenders and the Other Finance Parties

The agreement of the Lenders and the other Finance Parties contained in Clause 2.1 (Agreement of the Lenders) and Clause 2.2 (Agreement of the Finance Parties) is subject to:

(a)                                 no Default continuing on the date of this Agreement and the Effective Date or resulting from the occurrence of the Effective Date;

(b)                                 the representations and warranties set out in clause 18 (representations) (save for clause 18.7 (a) to (d) (Financial Statements; Financial Condition; Undisclosed Liabilities)) of the Facility Agreement, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement, to be made by each Obligor and the Ultimate Parent Guarantor being true on the date of this Agreement and the Effective Date; and

(c)                                  the Facility Agent having received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent on or before 30 June 2018 or such later date as the Facility Agent may agree with the Borrower.

3.2                               Effective Date Notice

On satisfaction or waiver of the conditions precedent specified in Clause 3.1 (Agreement of the Lenders and the other Finance Parties), the Effective Date Notice shall be completed and signed by the Facility Agent and the Facility Agent shall provide a copy of the Effective Date Notice to the Original Borrower, the Owner Guarantors, the Parent Guarantor, the Shareholder, the Acceding Parties and the Lenders.

3.3                               Condition Subsequent

The Borrower undertakes to deliver or cause to be delivered to the Facility Agent within fifteen Business Days after the Effective Date:

(a)                                 evidence of full and final repayment of the Blue Mountain Indebtedness; and

(b)                                 evidence that all of the conditions precedent to the effectiveness in relation to the amendment and restatement of the Sinosure Facility have been met, or waived to the satisfaction of the Lenders or confirmation of repayment in full of the Sinosure Facility.

4                                         REPRESENTATIONS

4.1                               Representation

Each Obligor and the Ultimate Parent Guarantor that qualifies as a “legal entity customer” under the Beneficial Ownership Certification confirms that on the Effective Date the information provided in such Beneficial Ownership Certification is true and correct in all respects.

4.2                               Facility Agreement representations

Each Obligor that is a party to the Facility Agreement makes the representations and warranties set out in clause 18 (representations) of the Facility Agreement, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, the Mortgage Addenda, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

4.3                               Finance Document representations

Each Obligor makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, the Mortgage Addenda, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

5                                         ACCESSION OF ACCEDING PARTIES

5.1                               Accession of Acceding Parties

The Acceding Parties each agree to be bound by the terms of the Amended and Restated Facility Agreement as a Borrower in respect of the Additional Borrower or a Guarantor in respect of the Ultimate Parent Guarantor, and by signing this Deed each of the Acceding Parties undertakes to perform all liabilities and to make all payments and to comply with all other obligations under the Amended and Restated Facility Agreement as if named as a party to it as a Borrower or Guarantor (as relevant).

6                                         AMENDMENT AND RESTATEMENT OF FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

6.1                               Specific amendments to the Facility Agreement

With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended and restated in the form of the Amended and Restated Facility Agreement and, as so amended and restated, the Facility Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended and restated.

6.2                               Amendments to Finance Documents

With effect on and from the Effective Date each of the Finance Documents other than the Facility Agreement and the Mortgages which are amended and supplemented by the Mortgage Addenda, shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)                                 each Shares Security to each of the Borrower, the Shareholder shall be amended to include at clause 11.1 (incorporation of specific provisions) a cross reference to clause 38 (bail-in) of the Facility Agreement as amended and supplemented by this Agreement;

(b)                                 each Assignment, Account Security and Shares Security to each of the Owner Guarantors shall be amended as follows:

(i)                                     a new Section 1 (definitions and interpretation) shall be added in respect of each Assignment and Account Security as follows and in respect of each Shares Security to each of the Owner Guarantors the following definitions shall be added:

“SECTION 1. Definition and Interpretation

“Bail-In Action” means the exercise of any Write-down and Conversion Powers.

“Bail-In Legislation” means:

(a)                                 in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; and

(b)                                 in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Resolution Authority” means any body which has authority to exercise any Writedown and Conversion Powers.

“Write-down and Conversion Powers” means:

(a)                                 in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule ; and

(b)                                 in relation to any other applicable Bail-In Legislation:

(i)                                     any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)                                  any similar or analogous powers under that Bail-In Legislation;

(ii)                                  a new section 9 (Bail-In) in respect of each Assignment, a new section 15 (Bail-In) in respect of each Account Security and a new section 19 (Bail-In) of each Shares Security to each of the Owner Guarantors shall be added as follows:

“[9] / [15] / [19] Bail-In

[9.1] / [15.1] / [19.1]      Contractual recognition of bail-in

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the parties to a Finance Document, each Party acknowledges and accepts that any liability of any party to a Finance Document under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)                                 any Bail-In Action in relation to any such liability, including (without limitation):

(i)                                    a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)                                 a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)                              a cancellation of any such liability; and

(b)                                 a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability,

(iii)                               and the remaining clauses will be renumbered and all relevant cross references will be updated accordingly;

(c)                                  the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and restated by this Agreement;

(d)                                 the definition of, and references throughout each of the Finance Documents to, the Mortgage shall be construed as if the same referred to the Mortgage as amended and supplemented by the Mortgage Addendum; and

(e)                                  by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

6.3                               Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect:

(a)                                 in the case of the Facility Agreement as amended and restated pursuant to Clause 6.1 (Specific amendments to the Facility Agreement);

(b)                                 in the case of the Finance Documents other than the Facility Agreement as amended and restated pursuant to Clause 6.2 (Amendments to Finance Documents) and the Mortgage Addendum,

subject to such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

7                                         FURTHER ASSURANCE

7.1                               Further assurance

(a)                                 Each Obligor shall promptly, and in any event within the time period specified by the Facility Agent do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgements, proxies and powers of attorney), as the Facility Agent may specify (and in such form as the Facility Agent may require in favour of the Facility Agent or its nominee(s)) to implement the terms and provisions of this Agreement.

(b)                                 Each Obligor shall promptly, and in any event within the time period specified by the Security Agent do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgments, proxies and powers of attorney), as the Security Agent may specify (and in such form as the Security Agent may require in favour of the Security Agent or its nominee(s)):

(i)                                    to create, perfect, vest in favour of the Security Agent or protect the priority of the Security or any right or any kind created or intended to be created under or evidenced by the Finance Documents as amended and restated and/or supplemented by this Agreement or by the Mortgage Addenda (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent, any Receiver or the Secured Parties provided by or pursuant to the Finance Documents as amended and restated by the Agreement or by the Mortgage Addenda or by law;

(ii)                                 to confer on the Security Agent or confer on the Secured Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Finance Documents as amended and restated by this Agreement or by the Mortgage Addenda;

(iii)                              to facilitate or expedite the realisation and/or sale of, the transfer of title to or the grant of, any interest in or right relating to the assets which are, or are intended to be, the subject of the Transaction Security or to exercise any power specified in any Finance Document as amended and restated by this Agreement or by the Mortgage Addenda in respect of which the Security has become enforceable; and/or

(iv)                             to enable or assist the Security Agent to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to any item of the Security Property.

(c)                                  Each Obligor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the Secured Parties by or pursuant to the Finance Documents as amended and restated by this Agreement or by the Mortgage Addenda.

7.2                               Additional corporate action

At the same time as an Obligor delivers to the Facility Agent or Security Agent any document executed under this Clause 7 (Further Assurance), that Obligor shall deliver to the Facility Agent or Security Agent as applicable, reasonable evidence that that Obligor’s execution of such document has been duly authorised by it.

8                                         FEES

The Borrower shall pay to the Facility Agent (for the account of each Lender) an amendment fee in the amount and at the times specified in the Fee Letter.

9                                         COSTS AND EXPENSES

Clause 16.2 (amendment costs) of the Facility Agreement, as amended and restated by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

10                                  NOTICES

Clause 38 (notices) of the Facility Agreement, as amended and restated by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

11                                  COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

12                                  GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

13                                  ENFORCEMENT

13.1                        Jurisdiction

(a)                                 The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).

(b)                                 The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

(c)                                  This Clause 13.1 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

13.2                        Service of process

(a)                                 Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)                                    irrevocably appoints Euronav (UK) Agencies Limited at its registered office for the time being, presently at 99 King’s Road, London SW3 4PA, England as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)                                 agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)                                 If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Additional Borrower (on behalf of all the Obligors) must immediately (and in any event within five days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE LENDERS

Name of Commercial Lender	Address for Communication

ABN AMRO CAPITAL USA LLC	100 Park Avenue,
New York, New York 10017 - 0002 Attention: Rajbir Talwar,
Director of Transportation Clients Telephone: 917 284 6850
Facsimile: N/A
E-mail: rajbir.talwar@abnamro.com

With a copy to: Attention: Julie Lee,
Vice President Telephone: 917 284 6968
Facsimile: N/A
E-mail: julie.lee@abnamro.com

And to:
Attention: Lilla Engelsbel-Sporysheva, Director Trade Finance Operations Telephone: 917 284 6962
Facsimile: 917 284 6697
E-mail: tradefinance@abnamro.com / Lilia.Engelsbel-Sporysheva@abnamro.com

And to:
Attention: Maria Pina,
Vice President
Telephone: 917 284 6917
Facsimile: 917 284 6683
E-mail: middleoffice@abnamro.com

CITIBANK, N.A., LONDON BRANCH	Citibank N.A., London Branch,
Citigroup Centre, Canada Square, London, E14 5LB
c/o Citibank International Limited, Poland Branch
7/9 Traugutta str., 1st Floor 00-985 Warsaw, Poland
Attention: Loan Operations Department
(Kara Catt / Romina Coates — EAF Middle Office) Telephone: +44 207986 4881
Facsimile: +44 207 655 2380 E-mail: cibuk.loans@citi.com

With a copy to:
388 Greenwich Street,
New York, NY, 10013
Attention: Meghan O’Connor
Telephone: +1 212 816 8557
Facsimile: N/A
E-mail: meghan.oconnor@citi.com

DNB CAPITAL LLC	200 Park Avenue,
31st Floor New York,
NY 10166
Attention: Cathleen Buckley
Telephone: 212 681 3861
Facsimile: 212 681 3900
E-mail: Cathleen.buckley@dnb.no

With a copy to:
Attention: Sybille Andaur Telephone: 212 681 3878 Facsimile: 212 681 3900 E-mail: Sybille.Andaur@dnb.no

DVB BANK SE	DVB Bank SE
Platz der Republik 6 60325 Frankfurt Germany

For admin matters:

TLS - Transaction Management
DVB Bank SE | WTC Schiphol Tower F 6th Floor, Schiphol Boulevard 255 | 1118 BH Schiphol | The Netherlands
tls.tm.amsterdam@dvbbank.com

For commercial matters:

Wijnand Botman
Shipping Finance Europe
DVB Bank SE | WTC Schiphol Tower F 6th Floor, Schiphol Boulevard 255 | 1118 BH Schiphol | The Netherlands
Wijnand.Botman@dvbbank.com

With a copy to:

609 Fifth Avenue; 5th Floor;
New York, NY 10017 - 0002
Attention: DVB Transport (US) LLC (Jurek Bochner)
Telephone: +1 212 858 2609
Facsimile: +1 212 858 2673
E-mail: Jurek.Bochner@dvbbank.com

Attention: Christiane Lombardi
Telephone:+1 212 858 2608
Facsimile: +1 212 858 2693
E-mail: Christiane.Lombardi@dvbbank.com

NORDEA BANK AB (PUBL), NEW YORK BRANCH	1211 Avenue of the Americas
23rd Floor
New York, NY 10036
Attention: Shipping Offshore and Oil Services Telephone: +1 212 318 9636
Facsimile: +1 212 421 4420
E-mail: dlny-ny-cadloan@nordea.com

With a copy to:
Essendropsgate 7
0368 Oslo
Norway
Facsimile: +47 22 48 66 78
E-mail: agency.soosid@nordea.com

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)	Skandinaviska Enskilda Banken AB (publ)
Filipstad Brygge 1, Pb 18473 Vika, 0123 Oslo Attention: Egil Aarrestad (Client Executive) / Cecilie Landberg (Account Manager)
Telephone: +22827021 / +22827105
Facsimile: N/A
E-mail: egil.aarrestad@seb.no /cecilie.landberg@seb.no

With a copy to:
Attention: Structured Credit Operations Telephone: +370 521 90485
Facsimile: N/A
E-mail: sco@seb.se

Name of KEXIM Guaranteed Lender	Address for Communication

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., HONG KONG BRANCH	Unit 9507, Level 95, International Commerce Centre, One Austin Road West,
Kowloon, Hong Kong
Attention: Grace Li / Weilei Song / Winnie Chung Telephone: +852 2582 3278 / +852 2582 3110 / +852
2582 3145 /+82 10 4665 1079
Facsimile: +852 2587 3199
E-mail: gracel@bbva.com.hk / weilei.song@bbva.com.hk / winniec@bbva.com.hk

With a copy to:
Attention: Shirin Arabsolghar / Lucie Court / Maggie Siu
Telephone: +34 91 537 0006 / +852 2582 3216
Facsimile: + 34 91 537 0040 / +852 2582 3199
E-mail: hub.stf.administration@bbva.com /
hub.stf.monitoring@bbva.com /
lucie.court@bbva.com /
shirin.arabsolghar@bbva.com /maggie.siu@bbva.com.hk / sally.chan@bbva.com.hk

CITIBANK, N.A., LONDON BRANCH	Citibank N.A., London Branch,
Citigroup Centre, Canada Square, London, E14 5LB
c/o Citibank International Limited, Poland Branch
7/9 Traugutta str., 1st Floor 00-985 Warsaw, Poland
Attention: Loan Operations Department
(Kara Catt / Romina Coates — EAF Middle Office) Telephone: +44 207986 4881
Facsimile: +44 207 655 2380 E-mail: cibuk.loans@citi.com

With a copy to:
388 Greenwich Street,
New York, NY, 10013
Attention: Meghan O’Connor
Telephone: +1 212 816 8557
Facsimile: N/A
E-mail: meghan.oconnor@citi.com

INDUSTRIAL AND COMMERCIAL BANK OF CHINA, BUSAN BRANCH	1205-10, Choryang 1-dong, Dong-gu, Busan, Korea, 601-839 Attention: Byung-joo, Seo Telephone: 82-51-463-8707 Facsimile: 82-51-463-6880 E-mail: seobj@kr.icbc.com.cn

With a copy to:
18th Floor, Taepyeongno Bldg., #73 Sejongdaero, Jung-gu, Seoul, Korea 100-767
Attention: Hyun-il, Sohn Telephone: 82-2-3788-6692 Facsimile: 82-2-3783-6735 E-mail: sohnhi@kr.icbc.com.cn

KOMMUNAL LANDSPENSJONSKASSE GJENSIDIG FORSIKRINGSSELSKAP	Dronning Eufemias gate 10, Pb.400 Sentrum, 0103 OSLO Attention: Anne Kristine Skappel Telephone: +47 900 65 243 Facsimile: +47 22 03 36 00
E-mail: anne.kristine.skappel@klp.no

With a copy to:
Attention: Christian Dahl Telephone:+47 411 022 86 Facsimile:+47 22 03 36 00 E-mail: Christian.dahl@klp.no

And to:
Trondheim
Attention: Linda Bruneel / Birgitte Elvrum Telephone: +4798623977 / +4790774226 Facsimile: +4773533839
E-mail: okontrd@klp.no

And to:
Trondheim
Attention: Oddvar Engelsastro / Anette Christensen Telephone: +4748186935
Facsimile: +4773533839
E-mail: Oddvar.Engelsaastro@klp.no / Anette.Christensen@klp.no

MITSUBISHI UFJ TRUST AND BANKING CORPORATION	4-5, Marunouchi 1-Chome, Chiyoda-ku, Tokyo 100-8212, Japan
Attention: Corporate Business Planning Division (Takashi Tomioka / Yoshitake Tanaka)
Telephone: +81-3-6256-1460
Facsimile: +81-3-6214-8199
E-mail: :takashi tomioka@tr.mufg.jp / yoshitake tanaka@tr.mufg.jp

With a copy to:
Attention: Takeshi Sugiyama Telephone: +81-3-6250-3967 Facsimile : +81-3-6214-8199 E-mail: mutbsf2 post@tr.mufg.jp

NONGHYUP BANK	120 Tongil-Ro, Jung-Gu,
Seoul, Korea 04517
Attention : Young Jin Choi
Telephone : +822 2080-8116 Facsimile : +822 2080-8130 E-mail : jinchoi@nonghyup.com

With a copy to:

Attention : Young Ho Jung
Telephone : +822 2080-8119 Facsimile : +822 2080-8130
E-mail : sailor05@nonghyup.com

SAMBA FINANCIAL GROUP, LONDON BRANCH	Nightingale House, 65 Curzon Street, London, W1 8PF, UK
Attention: Sherif Atef
Telephone: +44 207 659 8235 Facsimile: +44 207 355 4416
E-mail: sherif.atef@samba.com

With a copy to:
Attention: Keith Clay
Telephone: +44 207 659 8237 Facsimile: +44 207 355 4416 E-mail: keith.clay@samba.com

Name of K-Sure Lender	Address for Communication

ABN AMRO CAPITAL USA LLC	100 Park Avenue,
New York, New York 10017 - 0002 Attention: Rajbir Talwar,
Director of Transportation Clients Telephone: 917 284 6850
Facsimile: N/A
E-mail: rajbir.talwar@abnamro.com

With a copy to: Attention: Julie Lee,
Vice President Telephone: 917 284 6968
Facsimile: N/A
E-mail: julie.lee@abnamro.com

And to:
Attention: Lilla Engelsbel-Sporysheva, Director Trade Finance Operations
Telephone: 917 284 6962
Facsimile: 917 284 6697
E-mail: tradefinance@abnamro.com / Lilia.Engelsbel-Sporysheva@abnamro.com

And to:
Attention: Maria Pina,
Vice President
Telephone: 917 284 6917
Facsimile: 917 284 6683
E-mail: middleoffice@abnamro.com

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., HONG KONG BRANCH	Unit 9507, Level 95, International Commerce Centre, One Austin Road West,
Kowloon, Hong Kong
Attention: Grace Li / Weilei Song / Winnie Chung Telephone: +852 2582 3278 / +852 2582 3110 / +852
2582 3145 /+8210 4665 1079
Facsimile: +852 2587 3199
E-mail: gracel@bbva.com.hk / weilei.song@bbva.com.hk / winniec@bbva.com.hk

With a copy to:
Attention: Shirin Arabsolghar / Lucie Court / Maggie Siu
Telephone: +34 91 537 0006 / +852 2582 3216
Facsimile: + 34 91 537 0040 / +852 2582 3199
	E-mail: hub.stf.administration@bbva.com	/
	hub.stf.monitoring@bbva.com	/
	lucie.court@bbva.com	/
shirin.arabsolghar@bbva.com /maggie.siu@bbva.com.hk / sally.chan@bbva.com.hk

CAIXABANK, S.A.	Av. Diagonal 615, planta 5, 08028 Barcelona; Spain
Attention: Isabel Marquez Buey
Telephone: +34 628 22 43 46
Facsimile: +34 93 404 67 94
E-mail: imarquez@caixabank.com

With a copy to:

Attention: Eduard Sin / Susanna Farnós Telephone: + 34 93 404 41 39 / +34 93 297 46 63 Facsimile: +34 93 404 64 66
E-mail: creditos.sindicados@lacaixa.es

And to:

Attention: Maria Carmen Utrilla
Telephone: +34 93 404 44 32
Facsimile: N/A
E-mail: Carmen.utrilla@caixabank.com

CITIBANK, N.A., LONDON BRANCH	Citibank N.A., London Branch,
Citigroup Centre, Canada Square, London, E14 5LB
c/o Citibank International Limited, Poland Branch
7/9 Traugutta str., 1st Floor 00-985 Warsaw, Poland
Attention: Loan Operations Department
(Kara Catt / Romina Coates — EAF Middle Office) Telephone: +44 207986 4881
Facsimile: +44 207 655 2380 E-mail: cibuk.loans@citi.com

With a copy to:
388 Greenwich Street,
New York, NY, 10013
Attention: Meghan O’Connor
Telephone: +1 212 816 8557
Facsimile: N/A
E-mail: meghan.oconnor@citi.com

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE	Landesbank Hessen-Thueringen Girozentrale, MT-259300, Neue Mainzer Strasse
52-58, 60311 Frankfurt am Main Attention: Navina Lucke
Telephone: +49 69 9132-4830 Facsimile: +49 69 9132- 84830
E-mail: Navina.Lucke@helaba.de

With a copy to:

Attention: Stefan Kroth
Telephone: +49 69 9132-2165
Facsimile: +49 69 9132-82165
E-mail: Stefan.Kroth@helaba.de

MITSUBISHI UFJ TRUST AND BANKING CORPORATION	4-5, Marunouchi 1-Chome, Chiyoda-ku, Tokyo 100-8212, Japan
Attention: Corporate Business Planning Division (Takashi Tomioka / Yoshitake Tanaka) Telephone: +81-3-6256-1460
Facsimile: +81-3-6214-8199
E-mail: :takashi tomioka@tr.mufg.jp / yoshitaketanaka@tr.mufg.jp

With a copy to:
Attention: Takeshi Sugiyama Telephone: +81-3-6250-3967 Facsimile : +81-3-6214-8199 E-mail: mutbsf2post@tr.mufg.jp

THE EXPORT-IMPORT BANK OF KOREA	BIFC 20th floor,
40 Munhyeongeumyung-ro, Nam-gu Busan, 48400
Korea
Attention: Hanie(Okju) Jang
Telephone: +82 51 922 8830
Facsimile: +82 51 922 8849
E-mail: okju@koreaexim.go.kr

With a copy to:

Attention: Eva(Hae Jeong) Cho Telephone: +82 51 922 8828 Facsimile: +82 51 922 8849 E-mail: hj.cho@koreaexim.go.kr

SCHEDULE 2

CONDITIONS PRECEDENT

1                                         Obligors and Ultimate Parent Guarantor

Documents of the kind specified in Schedule 2 Part A paragraph 1 of the Facility Agreement.

2                                         Security

2.1                               A duly executed original of each Mortgage Addenda together with documentary evidence that each Mortgage Addenda has been duly recorded as a valid addendum to the Mortgage in accordance with the laws of the jurisdiction of the Approved Flag.

2.2                               A duly executed original of the Euronav Earnings Account Security (and of each document to be delivered under it).

3                                         Legal opinions

3.1                               A legal opinion of Watson Farley & Williams LLP, legal advisers to the Facility Agent and the Security Agent in England, substantially in the form distributed to the Lenders before signing this Agreement.

3.2                               A legal opinion of Watson Farley & Williams LLP which shall be addressed to the Facility Agent, the Security Agent, the Lenders and K-Sure on such matters concerning the laws of the Marshall Islands and the Republic of Liberia.

3.3                               A legal opinion of Fransen Luyten which shall be addressed to the Facility Agent, the Security Agent, the Lenders and K-Sure on such matters concerning the laws of Belgium.

3.4                               Favourable legal opinions by lawyers appointed by the Facility Agent on such matters concerning the laws of such relevant jurisdictions as the Facility Agent may require, substantially in the form distributed to the Original Lenders before signing this Agreement.

4                                         Other documents and evidence

4.1                               A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement and the Mortgage Addenda or for the validity and enforceability of any Finance Document as amended, restated by this Agreement or by the Mortgage Addenda.

4.2                               Evidence that any process agent referred to in clause 49.2 (Service of process) of the Amended and Restated Facility Agreement has accepted its appointment.

4.3                               Confirmation from the relevant ECA that they have consented to the amendments and waivers contemplated by, and have approved the form of, the Amended and Restated Facility Agreement.

4.4                               A favourable opinion from an independent insurance consultant acceptable to the Facility Agent on such matters relating to the insurances for the Ships as the Facility Agent may require;

4.5                               Such evidence as the Facility Agent and the Lenders may require for the Finance Parties to be able to satisfy each of their “know your customer” or similar identification procedures in relation to the transactions contemplated by the Finance Documents.

4.6                               Evidence that the fees, costs and expenses then due from the Borrower pursuant to Clause 8 (Fees) and Clause 9 (Costs and Expenses) have been paid or will be paid by the Effective Date.

SCHEDULE 3
THE PARTIES

Name of Owner Guarantor / Hedge Guarantor	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication

GENER8 NEPTUNE LLC	REPUBLIC OF MARSHALL ISLANDS	963422	299 PARK AVENUE, 2nd Floor
			NEW YORK, NY 10017 - 0002
GENER8 ATHENA LLC		963429	Attention: Chief Financial Officer
			Telephone: (212) 763-5600
GENER8 APOLLO LLC		963436	Facsimile: (212) 763-5608
			E-mail: finance@gener8maritime.com
GENER8 ARES LLC		963437
			With a copy to:
GENER8 HERA LLC		963441
			Euronav NV
GENER8 CONSTANTINE LLC		963438	de Gerlachekaai 20
			B-2000 Antwerp
GENER8 OCEANUS LLC		963446	Belgium

GENER8 NAUTILUS LLC		963443	Tel No: 32 3 247 4411
			Fax No: 32 3 247 4409
GENER8 MACEDON LLC		963442	E-mail: financial@euronav.com
			Attn: Chief Financial Officer
GENER8 ETHOS LLC		963439

GENER8 PERSEUS LLC		963447

GENER8 HECTOR LLC		963440

GENER8 NESTOR LLC		963444

SCHEDULE 4

FORM OF EFFECTIVE DATE NOTICE

Amending and Restating Agreement
dated [•] 2018 (the “Agreement”)

In accordance with clause 3 (conditions precedent) of the Agreement, the Facility Agent hereby confirms that all the conditions set out in clause 3 (conditions precedent) of the Agreement have been satisfied in full or, to the extent not so satisfied, waived in writing on                                                  .

Accordingly, the Effective Date shall be                                                      .

THE FACILITY AGENT

For and on behalf of

NORDEA BANK AB (PUBL), NEW YORK BRANCH

EXECUTION PAGES

ORIGINAL BORROWER

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 MARITIME SUBSIDIARY VIII INC.	)

ADDITIONAL BORROWER

SIGNED by	)
duly authorised	)
for and on behalf of	)
EURONAV NV	)

ULTIMATE PARENT GUARANTOR

SIGNED by	)
duly authorised	)
for and on behalf of	)
EURONAV NV	)

PARENT GUARANTOR

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 MARITIME, INC.	)

SHAREHOLDER

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 MARITIME SUBSIDIARY V INC.	)
in the presence of:	)

OWNER GUARANTORS AND HEDGE GUARANTORS

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 NEPTUNE LLC	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 ATHENA LLC	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 APOLLO LLC	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 ARES LLC	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 HERA LLC	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 CONSTANTINE LLC	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 OCEANUS LLC	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 NAUTILUS LLC	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 MACEDON LLC	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 ETHOS LLC	)

SIGNED by	)
as director	)
for and on behalf of	)
GENER8 PERSEUS LLC	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 HECTOR LLC	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
GENER8 NESTOR LLC	)

COMMERCIAL TRANCHE CO-ORDINATOR, FACILITY AGENT AND SECURITY AGENT

SIGNED by	)
duly authorised	)
for and on behalf of	)
NORDEA BANK AB (PUBL),	)
NEW YORK BRANCH	)

FACILITY AGENT ACTING FOR AND ON BEHALF OF THE COMMERCIAL LENDERS

SIGNED by	)
duly authorised	)
for and on behalf of	)
NORDEA BANK AB (PUBL),	)
NEW YORK BRANCH	)

ECA CO-ORDINATOR AND ECA AGENT

SIGNED by	)
duly authorised	)
for and on behalf of	)
CITIBANK, N.A., LONDON BRANCH	)

ECA AGENT FOR AND ON BEHALF OF KEXIM, THE KEXIM GUARANTEED LENDERS AND THE K-SURE LENDERS

SIGNED by	)
duly authorised	)
for and on behalf of	)
CITIBANK, N.A.,	)
LONDON BRANCH	)

LENDERS

SIGNED by	)
duly authorised	)
for and on behalf of	)
ABN AMRO CAPITAL USA LLC	)
as Commercial Lender and K-Sure Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
CITIBANK, N.A., LONDON BRANCH
as Commercial Lender, KEXIM Guaranteed Lender and K-Sure Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB CAPITAL LLC
as Commercial Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
DVB BANK SE
as Commercial Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
NORDEA BANK AB (PUBL), NEW YORK BRANCH as Commercial Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
SKANDINAVISKA ENSKILDEN BANKEN AB (PUBL) as Commercial Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
BANCO BILBAO VIZCAYA ARGENTARIA, S.A., HONG KONG BRANCH as KEXIM Guaranteed Lender and K-Sure Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
INDUSTRIAL AND COMMERCIAL BANK OF CHINA, BUSAN BRANCH as KEXIM Guaranteed Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
KOMMUNAL LANDSPENSJONSKASSE GJENSIDIG FORSIKRINGSSELSKAP as KEXIM Guaranteed Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
MITSUBISHI UFJ TRUST AND BANKING CORPORATION as KEXIM Guaranteed Lender and K-Sure Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
NONGHYUP BANK
as KEXIM Guaranteed Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
CAIXABANK, S.A.
as K-Sure Lender

SIGNED by	)
duly authorised	)
for and on behalf of	)
LANDESBANK HESSENTHUERINGEN GIROZENTRALE as K-Sure Lender

KEXIM

SIGNED by	)
duly authorised	)
for and on behalf of	)
THE EXPORT-IMPORT BANK OF KOREA

APPENDIX

PART A

FORM OF AMENDED AND RESTATED FACILITY AGREEMENT MARKED TO
INDICATE AMENDMENTS TO THE FACILITY AGREEMENT

Amendments are indicated as follows:

1                                         additions are indicated by underlined text; and

2                                         deletions are shown by strike-through text.

APPENDIX

PART B

FORM OF CLEAN COPY AMENDED AND RESTATED FACILITY AGREEMENT